Exhibit 32.1
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

          In connection with the Quarterly Report of WindsorTech, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Sherman, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:



          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2003                            /s/ Marc Sherman
                                                 ----------------

                                                 Marc Sherman
                                                 Chairman of the Board and
                                                 Chief Executive Officer


------------------

* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to WindsorTech, Inc. and will be retained by WindsorTech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *


          In connection with the Quarterly Report of WindsorTech, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward L. Cummings, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:



          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2003                            /s/ Edward L. Cummings
                                                 ----------------------

                                                 Edward L. Cummings
                                                 Chief Financial Officer


-----------------
* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to WindsorTech, Inc. and will be retained by WindsorTech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.